UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)  April 13, 2005


                               Mitek Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                  0-15235                                  87-0418827
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          (Commission File Number)             (IRS Employer Identification No.)


 14145 Danielson Street, Suite B, Poway, CA                            92064
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  (Address of Principal Executive Offices)                          (Zip Code)


                                 (858) 513-4600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 8.01     Other Events

As previously disclosed, Mitek Systems, Inc. ("Mitek") on July 7, 2004, entered into an agreement (the "Agreement") with Harland Financial Solutions, Inc. ("HFS"), pursuant to which HFS acquired certain of Mitek's trade assets relating to its "item processing" line of business. In addition, HFS assumed the trade liabilities and hired certain of Mitek's personnel relating to this line of business. As also previously disclosed, under the terms of the Agreement, Mitek was eligible to receive additional consideration from HFS should certain contractual issues be resolved to the satisfaction of HFS.

On April 13, 2005, Mitek and HFS agreed that the contractual issues in question had been resolved such that HFS delivered to Mitek an additional payment of $1,000,000 under the Agreement. Mitek believes this payment is the final payment it will receive from HFS under the Agreement.

The precursor to the delivery of the payment from HFS was the completion of an arbitration proceeding between Mitek and BSM, Inc. which confirmed to the satisfaction of HFS, Mitek's ability to assign certain rights and obligations under the Agreement. Attached hereto is a copy of the press release issued by Mitek regarding the payment from HFS.

Item 9.01     Financial Statements and Exhibits.

Item 9.01(c)  Exhibits

      Exhibit 99.1     Press Release of Mitek dated April 19, 2005.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MITEK SYSTEMS, INC.


Date: April 19, 2005                   By: /s/ James B. DeBello
                                           -------------------------------------
                                           James B. DeBello
                                           President and Chief Executive Officer


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